UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2009 (October 14, 2009)

CIT GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

505 Fifth Avenue
New York, New York 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 771-0505
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On October 16, 2009, CIT Group Inc. (the “Company”), the guarantors named therein (the “Guarantors”) and The Bank of New York Mellon (as successor to JP Morgan Chase Bank, N.A.), as trustee, entered into a Fourth Supplemental Indenture, dated as of October 16, 2009, to the indenture, dated as of January 20, 2006, between the Company and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A.), as trustee (as supplemented by the first supplemental indenture, dated as of January 31, 2007, the second supplemental indenture, dated as of December 24, 2008 and the third supplemental indenture, dated as of October 1, 2009) (the “Supplemental Indenture”).
Under the Supplemental Indenture, the notes that became subject to the Company’s amended exchange offers (the “Additional Notes”), and that were issued under the indenture being supplemented, were provided guarantees of the principal, premium, if any, and interest on the Notes, and other monetary obligations under the indenture, by all of the Company’s current domestic wholly owned subsidiaries, with the exception of Delaware Funding, CIT Bank and other regulated subsidiaries, special purpose entities and immaterial subsidiaries. Each of the guarantees relates to all Additional Notes issued under the indenture being supplemented. The maximum aggregate liability of each Guarantor under each of these guarantees is limited to an aggregate of $50,000. These guarantees are subordinate to senior indebtedness as defined in the indenture being supplemented.
The foregoing summary of the Supplemental Indenture does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Supplemental Indenture, which is attached as Exhibit 4.1, and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On October 16, 2009, the Company issued a press release announcing that it has amended the terms of the exchange offers for certain of its outstanding debt securities and the offer by CIT Group Funding Company of Delaware LLC for its outstanding debt securities and the terms of the concurrent solicitation of votes on a prepackaged bankruptcy plan of reorganization. Exhibit 99.1 hereto contains a copy of the press release and is incorporated herein by reference.
The Company is electing to furnish under Item 7.01 the information contained in the Amended Offering Memorandum, Disclosure Statement and Solicitation of Acceptances of a Prepackaged Plan of Reorganization. The Amended Offering Memorandum, Disclosure Statement and Solicitation of Acceptances of a Prepackaged Plan of Reorganization is set forth as Exhibit 99.2 to this Current Report on Form 8-K.
The information in this Form 8-K that is furnished under this “Item 7.01 Regulation FD Disclosure” and the related Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
On October 14, 2009, the New York Stock Exchange (the “NYSE”) accepted the Company’s application of the financial viability exception to the NYSE’s shareholder approval policy in connection with the issuance of the new preferred stock should the exchange offers be consummated. While the rules of the NYSE would ordinarily require stockholder approval prior to the issuance of such new preferred stock, the NYSE’s shareholder approval policy provides an exception in cases where the delay involved in securing stockholder approval would seriously jeopardize the financial viability of the enterprise. In accordance with the NYSE rule providing that exception, on October 13, 2009, the audit committee of the Company’s board of directors expressly approved our reliance on that exception.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits:

Exhibit
Number	Description

4.1	Fourth Supplemental Indenture, dated as of October 16, 2009, by and among CIT Group Inc., the guarantors named therein and The Bank of New York Mellon (as successor to JP Morgan Chase Bank, N.A.), as trustee, to the indenture, dated as of January 20, 2006, between the Company and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A.), as trustee (as supplemented by the first supplemental indenture, dated as of January 31, 2007, the second supplemental indenture, dated as of December 24, 2008 and the third supplemental indenture, dated as of October 1, 2009).

99.1	Press Release dated October 16, 2009.

99.2	Amended Offering Memorandum, Disclosure Statement and Solicitation of Acceptances of a Prepackaged Plan of Reorganization, dated October 16, 2009.
Forward-Looking Statement
     This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2008 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2009. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 19, 2009

CIT GROUP INC.
By:	/s/ James P. Shanahan
	Name:	James P. Shanahan
	Title:	Senior Vice President and Chief Compliance Officer

EXHIBIT INDEX

Exhibit
No.	Description
4.1	Fourth Supplemental Indenture, dated as of October 16, 2009, by and among CIT Group Inc., the guarantors named therein and The Bank of New York Mellon (as successor to JP Morgan Chase Bank, N.A.), as trustee, to the indenture, dated as of January 20, 2006, between the Company and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A.), as trustee (as supplemented by the first supplemental indenture, dated as of January 31, 2007, the second supplemental indenture, dated as of December 24, 2008 and the third supplemental indenture, dated as of October 1, 2009).

99.1	Press Release dated October 16, 2009.

99.2	Amended Offering Memorandum, Disclosure Statement and Solicitation of Acceptances of a Prepackaged Plan of Reorganization, dated October 16, 2009.